EXHIBIT 10.41

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AGREEMENT AND AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT AND AGEEMENT (this “Amendment and Agreement”) is dated as of June 30, 2011, but effective as of the Effective Date (hereinafter defined), among DIGITAL DOMAIN MEDIA GROUP, INC. (F/K/A DIGITAL DOMAIN HOLDINGS CORPORATION), a Florida corporation (the “Company”), COMVEST CAPITAL II, LP, a Delaware limited partnership (“Comvest”), PBC DIGITAL HOLDINGS, LLC, a Delaware limited liability company (“PBC Digital”), and PBC MGPEF DDH, LLC, a Delaware limited liability company (“PBC Macquarie”; PBC Macquarie, Comvest, and PBC Digital are collectively referred to herein as the “Lenders”), and COMVEST CAPITAL II, LP, a Delaware limited partnership, as Administrative Agent (hereinafter defined).

RECITALS

WHEREAS, the Company has entered into that certain Second Amended and Restated Loan Agreement, dated as of November 24, 2010, with Lydian Private Bank (“Lydian”), PBC Digital, and PBC Macquarie, as lenders, and Lydian, as administrative agent (as previously amended, as amended hereby, and as further amended, restated, or modified from time to time, the “Loan Agreement”), which provides certain term and convertible loans to the Company;

WHEREAS, Comvest has assumed all of Lydian’s rights and obligations as a Lender under the Loan Agreement, and Lydian has assigned all such rights and obligations to Comvest, pursuant to that certain Assignment and Acceptance, dated of even date herewith, among Lydian, as assignor and administrative agent, Comvest, and the Company (the “Assignment and Acceptance”);

WHEREAS, pursuant to the terms of that certain Instrument of Resignation, Appointment, and Acceptance, dated of even date herewith, among the Company, Lydian, Comvest, PBC Digital, and PBC Macquarie (the “Resignation and Appointment”), Lydian has elected to resign as administrative agent under the Loan Agreement and Comvest has agreed to accept appointment as administrative agent under the Loan Agreement (Comvest, in such capacity after giving effect to the Resignation and Appointment, the “Administrative Agent”);

WHEREAS, Comvest has agreed to make revolving loans and a term loan to the Company pursuant to that certain Credit Agreement, dated of even date herewith, between the Company, as borrower, and Comvest, as administrative agent and a lender (as amended, restated, or modified from time to time, the “Comvest Credit Agreement”);

WHEREAS, in connection with the Assignment and Acceptance, the Resignation and Appointment, and the credit being extended by Comvest to the Company under the Comvest Credit Agreement, the Company has requested that the Administrative Agent and the Lenders agree to certain changes to the Loan Agreement; and

WHEREAS, subject to the terms and conditions set forth herein, the Administrative and the Lenders are willing to make such changes to the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

First Amendment to Second Amended
and Restated Loan Agreement and Agreement

1.	Amendments to Loan Agreement.

(a)           New Definitions.  Section 1.01 of the Loan Agreement (Certain Defined Terms) is amended by inserting the following new definitions alphabetically to read as follows:

“Account Control Agreement” means an account control agreement in form and substance reasonably acceptable to the Administrative Agent.

““Comvest” means Comvest Capital II, LP, a Delaware limited partnership, and its successors or assigns.”

““Comvest Credit Agreement” means that certain Credit Agreement, dated as of June 30, 2011, among the Borrower, as borrower, Comvest, as administrative agent, and the lenders from time to time party thereto, as such agreement is amended, amended and restated, supplemented, or modified from time to time.”

““First Amendment Closing Date” means June 30, 2011.”

““Qualified Equity Raise” means an Initial Public Transaction where the Borrower or the resulting entity is publicly traded with a Market Capitalization of no less than $250,000,000.00 and the Borrower has received net proceeds of at least $75,000,000.00 from such transaction.”

(b)           Modification of the Definition of “EBITDA”.  Section 1.01 of the Loan Agreement (Certain Defined Terms) is amended by deleting the definition of “EBITDA” in its entirety and replacing it with the following:

““EBITDA” means, for any period, the sum, determined on a Consolidated basis, of (a) net income (or loss), (b) interest expense, (c) income tax expense, (d) depreciation expense, (e) amortization expense, (f) stock-based compensation expense, warrant and other equity-related expenses, (g) direct third party expenses related to the Initial Public Transaction consummated pursuant to the Borrower’s Form S-1 filed with the Securities and Exchange Commission on May 16, 2011, and legal expenses related to the Loans under this Agreement and the “Loans” under, and as defined in, the Comvest Credit Agreement, and (h) other non-cash expenses not in the ordinary course (such as permanent impairment charges related to intangibles), in each case determined in accordance with GAAP for such period, and at all time consistently applied for all periods, including any and all intercompany allocations, shared expenses, or all other items included in the determination of EBITDA.”

(c)           Deletion of the Definition of “Extended Termination Date”. Section 1.01 of the Loan Agreement (Certain Defined Terms) is amended by deleting the definition of “Extended Termination Date”.

(d)           Modification of the Definition of “Initial Public Transaction”.  Section 1.01 of the Loan Agreement (Certain Defined Terms) is amended by deleting the definition of “Initial Public Transaction” in its entirety and replacing it with the following:

First Amendment to Second Amended
and Restated Loan Agreement and Agreement

““Initial Public Transaction” means (x) an initial public offering of the Borrower underwritten on a firm commitment pursuant to a registration statement declared effective under the Securities Act, (y) a merger, consolidation, exchange of stock, or reorganization of the Borrower (or a Subsidiary of the Borrower, whether preexisting or established as part of the transaction) with another Person, or (z) the sale, transfer or conveyance of substantially all of the assets of the Borrower, where, in the case of (y) or (z), prior to the transaction the Borrower was not publicly traded and immediately after the transaction the Borrower or the resulting entity is publicly traded and listed on a nationally recognized stock exchange or on the NASDAQ National Market.”

(e)         Deletion of the Definition of “Initial Termination Date”. Section 1.01 of the Loan Agreement (Certain Defined Terms) is amended by deleting the definition of “Initial Termination Date”.

(f)          Modification of the Definition of “Permitted Indebtedness”. Section 1.01 of the Loan Agreement (Certain Defined Terms) is amended by modifying the definition of “Permitted Indebtedness” as follows:

(i)           by replacing the period at the end of clause (i) thereof with “; and”; and

(ii)          by inserting the following as new clauses (j) thereof:

“(j)   that certain Debt as evidenced by the Comvest Credit Agreement.”

(g)         Modification of the Definition of “Permitted Liens”.  Section 1.01 of the Loan Agreement (Certain Defined Terms) is amended by modifying the definition of “Permitted Liens” as follows:

(i)           by deleting “and” after the semi-colon in clause (e) thereof;

(ii)          by replacing the period at the end of clause (f) thereof with “; and”; and

(iii)         by inserting the following as new clause (g) thereof:

“(g)        Liens that secure Debt permitted under clause (j) of the definition of “Permitted Indebtedness”.”

(h)           Modification of the Definition of “Required Lenders”.  Section 1.01 of the Loan Agreement (Certain Defined Terms) is amended by deleting the definition of “Required Lenders” in its entirety and replacing it with the following:

““Required Lenders” means (a) on any date of determination prior to the occurrence of an Event of Default, the Lenders owning or holding at least 66-2/3% of the sum of the aggregate principal amount of the Loans outstanding at such time, and (b) on any date of determination following the occurrence of an Event of Default, Comvest.”

(i)           Modification of the Definition of “Stock Option Agreement”.  Section 1.01 of the Loan Agreement (Certain Defined Terms) is amended by deleting the definition of “Stock Option Agreement” in its entirety and replacing it with the following:

First Amendment to Second Amended
and Restated Loan Agreement and Agreement

““Stock Option Agreement” means that certain Stock Option Agreement dated as of September 30, 2009 between Borrower and Lydian, whereby Borrower granted Lydian an option to acquire common stock in the Borrower on the terms set forth therein, as amended by that certain First Amendment to Stock Option Agreement, dated as of December 30, 2010, by and between Lydian and the Borrower, as ratified by that certain Ratification of Stock Option Agreement, made effective as of March 31, 2011, executed by the Borrower and extended to Lydian.”

(j)            Modification of the Definition of “Termination Date”.  Section 1.01 of the Loan Agreement (Certain Defined Terms) is amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

““Termination Date” means the earliest to occur of (a) September 30, 2012, (b) the termination in whole of the Loans pursuant to Section 2.03 or 6.01, or (c) the date upon which the Borrower consummates a Qualified Equity Raise.”

(k)           Modification of Representations and Warranties.  Section 4.01 of the Loan Agreement is amended by inserting the following as new clause (aa) thereof:

“(aa) Neither the Borrower nor its Subsidiaries has entered into any transaction or agreement with any officer, director, partner, or executive of the Borrower or its Subsidiaries, or any Affiliate of the foregoing, except as disclosed in the Borrower’s Form S-1 filed with the Securities and Exchange Commission on May 16, 2011 (as in effect on the First Amendment Closing Date).”

(l)            Modification of Affirmative Covenants.  Section 5.01 of the Loan Agreement is amended by inserting the following as new clause (r) thereof:

“(r)          Deposit Accounts.  Within 45 days of the First Amendment Closing Date or such longer period as the Administrative Agent may agree in its sole discretion, each Loan Party (other than DD) shall cause all of its respective deposit accounts to be subject to an Account Control Agreement.”

(m)          Modification of Investments in Other Persons. Section 5.02(e)(ii) of the Loan Agreement (Investments in Other Persons) is amended by replacing “$500,000” therein with “$50,000”.

(n)           Modification of Restricted Payments.  Section 5.02(f) of the Loan Agreement (Restricted Payments) is amended by replacing “Warrant Documents” with “Warrant Documents, the “Comvest Warrant” under, and as defined in, the Comvest Credit Agreement,”.

(o)           Modification of Negative Covenants.  Section 5.02 of the Loan Agreement is amended by inserting the following as new clause (r) thereof:

“(r)          Transacrtions with Management.  After the First Amendment Closing Date, the Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any transaction or agreement with any officer, director, partner, or executive of the Borrower or any of its Subsidiaries, or any Affiliate of the foregoing, except (a) the payment of compensation, employment, severance, and benefit arrangements in the ordinary course of business, (b) transactions set forth on Schedule 5.02(r), (c) transactions approved by the board of directors, provided, that the Designee (as defined in the Comvest Credit Agreement) shall have voted in favor of such transaction, (d) in connection with the Palm Beach Debt (as defined in the Comvest Credit Agreement) to the extent permitted under this Agreement and not otherwise adverse to the Borrower, the Administrative Agent or the Lenders, and (e) transactions approved by the Administrative Agent.”

First Amendment to Second Amended
and Restated Loan Agreement and Agreement

(p)           Modification of Financial Covenants (Minimum EBITDA).  Section 5.04 of the Loan Agreement (Financial Covenants (Minimum EBITDA)) is amended in its entirety as follows:

“SECTION 5.04   Financial Covenants (Minimum EBITDA).  So long as any Loan or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, Borrower shall cause DD to maintain a minimum EBITDA of $1,250,000 for the three-month period ending on March 31, 2012.”

(q)           Modification of Events of Default.  Section 6.01 of the Loan Agreement (Events of Default) is amended as follows:

(i)	by deleting “or” after the semi-colon in clause (n) thereof;

(ii)	by adding “or” after the semi-colon in clause (o) thereof; and

(iii)	by inserting the following as new clause (p) thereof:

“(p) an “Event of Default” under, and as defined in, the Comvest Credit Agreement shall occur.”

(r)           Modification of References to Amended and Restated Lydian Note.  All references in the Loan Agreement to “Amended and Restated Lydian Note” shall be deemed to refer to that certain Comvest Promissory Note, dated as of June 30, 2011, executed by the Borrower, as maker, in favor of Comvest, as payee, in connection with the Assignment and Acceptance (the “Comvest Note”), and any promissory note executed in renewal or substitution for, or replacement of, the Comvest Note.

(s)           Modification of References to Cash Collateral Agreement, Restricted Account Control Agreement, and Restricted Account.  All references in the Loan Agreement to “Cash Collateral Agreement”, “Restricted Account Control Agreement”, and “Restricted Account” shall be deleted and the Loan Agreement shall be deemed amended to grammatically reflect such deletions.

(t)            Modification of Schedules. The schedules to the Loan Agreement are amended to add Annex A attached hereto as Schedule 5.02(r) of the Loan Agreement.

2.	PBC Purchase Option.

(a)           The parties hereto acknowledge and agree that, upon the occurrence and continuance of an Event of Default, PBC Digital and PBC Macquarie shall collectively have the option to acquire all, but not less than all, of (i) the Debt of the Company held by Comvest under the Loan Agreement and the Comvest Credit Agreement at a purchase price equal to the par value of such Debt, together with accrued and unpaid interest thereon, and (ii) Comvest’s rights and obligations under the Convertible Note at a purchase price equal to the greater of (x) principal and accrued interest outstanding under the Convertible Note, and (y) the value of the shares of common stock issuable upon conversion in full (the “Conversion Shares”) of the Convertible Note (collectively, the “PBC Purchase Option”).  The value of each Conversion Share shall equal to the greater of (x) the put price payable by the Company for such Conversion Share pursuant to the terms of the Convertible Note (if the put right remains in effect), and (y) the average closing price of a share of common stock on the stock exchange on which such shares then trade for the ten business days immediately prior to the exercise of the PBC Purchase Option. The PBC Purchase Option shall be exercised by written notice from PBC Digital and/or PBC Macquarie, as applicable, to Comvest (the “Option Notice”). The closing of the PBC Purchase Option shall take place at a time selected by Comvest, but in any event no later than 10 Business Days following delivery of the Option Notice to Comvest.  Comvest and PBC Digital and/or PBC Macquarie, as applicable, shall execute an Assignment and Acceptance in substantially the form of Exhibit B attached to the Loan Agreement and an assignment of the Convertible Note, in form and substance satisfactory to Comvest, to effect the PBC Purchase Option.

First Amendment to Second Amended
and Restated Loan Agreement and Agreement

(b)           The parties hereto acknowledge that upon an Event of Default, but prior to the exercise of the PBC Purchase Option, Comvest, without consent of any other Lender, has the right to exercise any and all rights conferred upon the Administrative Agent or any Lender by the Loan Documents or otherwise at law or in equity, including, without limitation, the right to accelerate the Loans, to institute foreclosure proceedings, to exercise its rights under the Uniform Commercial Code as adopted by the State of Delaware or other applicable law, to credit bid the Debt, and/or to institute collection proceedings against any Person.

3.	Payments Under the PBC Unsecured Note.

(a)           The parties hereto (i) acknowledge that the Company, as borrower, has executed and delivered that certain Junior Convertible Promissory Note and Option Agreement, dated December 30, 2010, to PBC Digital Holdings II, LLC (“PBC Digital II”), as lender (as amended, the “PBC Unsecured Note”), and (ii) agree that no payments, scheduled or otherwise, shall be made on the PBC Unsecured Note using the Company’s cash or Cash Equivalents or proceeds of the loans from the Loan Agreement or the Comvest Credit Agreement; provided, however, payments may be made on the PBC Unsecured Debt using proceeds from financing sources other than Comvest, PBC Digital, PBC Macquarie, and their respective Affiliates.

(b)           PBC Digital II is a party to this Amendment and Agreement for the sole purpose of effecting the agreements set forth in this Section 3 and Section 4 below.

4.           Payments Under the PBC Equipment Note.  The parties hereto (a) acknowledge that the Company, as borrower, has executed and delivered that certain Secured Promissory Note (Equipment Financing), dated May 23, 2011, to PBC Digital II, as lender (as amended, the “Equipment Note”), and (b) agree that no payments, scheduled or otherwise, shall be made on the Equipment Note using the Company’s cash or Cash Equivalents or proceeds of the loans from the Loan Agreement or the Comvest Credit Agreement; provided, however, (x) if the Company receives equity from third parties of at least $5,000,000 in connection with a transaction not constituting a Qualified Equity Raise, then the Company may prepay the Equipment Note in an amount not to exceed 50% of proceeds in excess of $5,000,000 received in connection therewith, and (y) the Company may make payments on and pay in full the Equipment Note with the proceeds of a refinancing of the Equipment Note from financing sources other than Comvest, PBC Digital, PBC Macquarie, and their respective Affiliates (secured by the collateral described in the security agreement with respect to the Equipment Note), wholly or partially, whether such refinancing is in the form of a sale-lease back transaction or otherwise, and (z) the Company may make payments at such time as the Company’s Form S-1 Registration Statement (“S-1”) filed with the Securities Exchange Commission (“SEC”) on May 16, 2011 is declared effective by the SEC and the Company closes its initial public offering  as contemplated by the S-1 resulting in the equity securities of the Company covered by the S-1 being publicly traded, with the proceeds of such offering.

First Amendment to Second Amended
and Restated Loan Agreement and Agreement

5.           Representations and Warranties.  As a material inducement to the Lenders and the Administrative Agent to execute and deliver this Amendment and Agreement, the Company represents and warrants to the Lenders and the Administrative Agent (with the knowledge and intent that the Lenders are relying upon the same in entering into this Amendment and Agreement) that: (a) the Company and the Guarantors have all requisite authority and power to execute, deliver, and perform their respective obligations under this Amendment and Agreement and the Guarantors’ Consent and Agreement, as the case may be, which execution, delivery, and performance have been duly authorized by all necessary action, require no Governmental Approvals, and do not violate the respective certificates of incorporation or organization, bylaws, or operating agreement, or other organizational or formation documents of the Company or any Guarantor; (b) upon execution and delivery by the Company, the Guarantors, the Administrative Agent, and the Lenders, this Amendment and Agreement will constitute the legal and binding obligation of the Company and each Guarantor, enforceable against such entities in accordance with the terms of this Amendment and Agreement, except as that enforceability may be limited by general principles of equity or by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally; (c) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a specific date or the facts on which any of them are based have been changed by transactions contemplated or permitted by the Loan Agreement; and (d) no Default or Event of Default has occurred and is continuing.

6.           Conditions Precedent to Effectiveness.  This Amendment and Agreement shall be effective on the date (the “Effective Date”) that the Administrative Agent and the Lenders receive the following, each in form and substance satisfactory to the Administrative Agent and the Lenders:

(a)           counterparts of this Amendment and Agreement executed by the Company, the Administrative Agent, the Lenders, and PBC Digital II;

(b)           the Guarantors’ Consent and Agreement executed by each Guarantor;

(c)           a certificate of each Loan Party, signed on behalf of such Loan Party by an authorized person of such Loan Party, dated the date hereof (the statements made in which certificate shall be true on and as of the date hereof), (i) certifying and attaching (A) certified copies of the resolutions of the Board of Directors (or equivalent governing body) of each Loan Party approving this Amendment and Agreement and the transactions contemplated hereby to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Amendment and Agreement and the transactions contemplated hereby to which it is or is to be a party, (B) a certified copy of such Loan Party’s charter or similar organizational documents, including all amendments thereto, certified by the Secretary of State of the jurisdiction of incorporation of such Loan Party, (C) a true and correct copy of the bylaws (or equivalent governing document) of such Loan Party, (D) the due incorporation and good standing or valid existence of such Loan Party as a company organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding for the dissolution or liquidation of such Loan Party, and (E) the names and true signatures of the officers of such Loan Party authorized to sign the Amendment and Agreement or any other Loan Document to which it is or is to be a party, and (ii) certifying and confirming (A) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the date hereof, and (B) the absence of any event occurring and continuing that constitutes a Default;

First Amendment to Second Amended
and Restated Loan Agreement and Agreement

(d)          evidence of the consummation of the Assignment and Acceptance and the delivery of all agreements, documents, and other instruments in connection therewith (including, but not limited to, the original Amended and Restated Lydian Note);

(e)          evidence of the consummation of the Resignation and Appointment and the delivery of all agreements, documents, and other instruments in connection therewith (including, but not limited to, UCC-3 assignments and/or amendments and all original stock certificates and other possessory Collateral);

(f)           a certificate from the Chief Financial Officer of each Loan Party attesting to the Solvency of each Loan Party before and after giving effect to the transactions contemplated by this Amendment and Agreement;

(g)          such financial, business, and other information regarding each Loan Party and its Subsidiaries as the Administrative Agent and the Lenders have requested;

(h)          evidence of insurance naming the Administrative Agent, on behalf of the Lenders, as additional insured and loss payee with such responsible and reputable insurance companies or associations, and in such amounts and covering such risks, as are satisfactory to the Administrative Agent and the Lenders;

(i)           copies of all Material Contracts of each Loan Party and its Subsidiaries requested by the Administrative Agent and the Lenders;

(j)           a favorable opinion of Eavenson & Kairalla, P.L., counsel for the Loan Parties, as to matters as the Administrative Agent and the Lenders may reasonably request;

(k)          the following documents to reflect compliance with 12 USC 1823(e): (i) certified copies of the unanimous written consent of Lydian’s Board of Directors describing the Board of Directors’ review and approval of the Assignment and Acceptance and the Resignation and Appointment; and (ii) delivery of executed originals of the Assignment and Acceptance and the Resignation and Appointment signed by the person authorized by the resolutions of Lydian’s Board of Directors and Comvest;

(l)           evidence of the consummation of the Comvest Credit Agreement and the delivery of all agreements, documents, and other instruments in connection therewith;

(m)         evidence that Comvest has received (i) the Comvest Warrant Purchase Agreement (as defined in the Comvest Credit Agreement), and (ii) the Comvest Warrant (as defined in the Comvest Credit Agreement);

(n)          evidence that the Borrower has acquired all of Lydian’s rights under the Stock Option Agreement; and

(o)          such other documents and agreements as the Administrative Agent and the Lenders shall require.

7.           Expenses.  The Company shall pay all reasonable out-of-pocket fees and expenses paid or incurred by the Administrative Agent and the Lenders incident to this Amendment and Agreement, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s and any Lender’s counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and Agreement and any related documents.

First Amendment to Second Amended
and Restated Loan Agreement and Agreement

8.           Ratifications.  The Company and each Guarantor (by executing the Guarantors’ Consent and Agreement attached hereto):  (a) ratifies and confirms all provisions of the Loan Documents; (b) ratifies and confirms that all Guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent, for the benefit of the Lenders, under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and Agreement and continue to guarantee, assure, and secure full payment and performance of Company’s present and future obligations to Administrative Agent and the Lenders; and (c) agrees to perform such reasonable and necessary acts and duly authorize, execute, acknowledge, deliver, file, and record such reasonable and necessary additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

9.           Consent and Waiver.  The Administrative Agent and the Lenders hereby waive any Default by the Company for a failure to comply with Sections 5.03(c) and (d) of the Loan Agreement, but only to the extent such Default exists as of the First Amendment Closing Date.

10.         Miscellaneous.  Unless stated otherwise herein, (a) the singular number includes the plural, and vice versa, and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions shall not be construed in interpreting provisions of this Amendment and Agreement, (c) this Amendment and Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, (d) if any part of this Amendment and Agreement is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable, (e) this Amendment and Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document, (f) this Amendment and Agreement is a “Loan Document” referred to in the Loan Agreement, and the provisions relating to Loan Documents in Article 8 of the Loan Agreement are incorporated herein by reference, (g) this Amendment and Agreement, the Loan Agreement, as amended by this Amendment and Agreement, and the other Loan Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof, and (h) except as provided in this Amendment and Agreement, the Loan Agreement, the Notes, and the other Loan Documents are unchanged and are ratified and confirmed.

11.         Parties.  This Amendment and Agreement binds and inures to the benefit of the Company, the Guarantors, the Administrative Agent, the Lenders, PB Digital II, and their respective successors and assigns.

12.         Board Representation.  From the date hereof until the date the Company closes an Initial Public Transaction, Comvest shall have the right to have its designee (the “Designee”) appointed to the Company’s board of directors. The Company hereby agrees that its board of directors shall take such actions as are necessary to expand the size of the board of directors and to appoint the Designee to fill the vacancy caused thereby. In the event the Designee resigns or is removed from the board of directors for any reason, the Company agrees to appoint a new Designee designated by Comvest. Following the closing of the Initial Public Transaction, the Designee shall no longer be entitled to serve on the board of directors.

The parties hereto have executed this Amendment and Agreement in multiple counterparts as of the date first above written.

First Amendment to Second Amended
and Restated Loan Agreement and Agreement

Remainder of Page Intentionally Blank.
Signature Pages to Follow.

First Amendment to Second Amended
and Restated Loan Agreement and Agreement

Executed and agreed as of the date first written above.

DIGITAL DOMAIN MEDIA GROUP, INC. (F/K/A
DIGITAL DOMAIN HOLDINGS CORPORATION)

By:	/s/ John Textor
Name: John Textor
Title: CEO

Signature Page to First Amendment to
Second Amended and Restated Loan Agreement and Agreement

COMVEST CAPITAL II, L.P., as Administrative
Agent

By:	ComVest Capital II Partners L.P.,
its General Partner

By:	ComVest Capital II Partners UGP, LLC,
its General Partner

By:	/s/ Robert O’Sullivan
Name:	Robert O’Sullivan
Title:	Managing Partner

Signature Page to First Amendment to
Second Amended and Restated Loan Agreement and Agreement

COMVEST CAPITAL II, L.P., as Lender

By:	ComVest Capital II Partners L.P.,
its General Partner

By:	ComVest Capital II Partners UGP, LLC,
its General Partner

By:	/s/ Robert O’Sullivan
Name:	Robert O’Sullivan
Title:	Managing Partner

Signature Page to First Amendment to
Second Amended and Restated Loan Agreement and Agreement

PBC DlGlTAL HOLDINGS, LLC,
as a Lender

By PBC GP III, LLC, its Manager

By:	/s/ Nathan Ward
Name:
Title:

Signature Page to First Amendment to
Second Amended and Restated Loan Agreement and Agreement

PBC MGPEF DDH, LLC,
as a Lender

By PBC GP III, LLC, its Manager

By:	/s/ Nathan Ward
Name:
Title:

Signature Page to First Amendment to
Second Amended and Restated Loan Agreement and Agreement

Executed to reflect the agreements set forth in and Section 3 and Section 4 above.

PBC DIGITAL HOLDINGS II, LLC

By PBC GP III, LLC, its Manager

By:	/s/ Nathan Ward
Name:
Title:

Signature Page to First Amendment to
Second Amended and Restated Loan Agreement and Agreement

GUARANTORS’ CONSENT AND AGREEMENT

As an inducement to Administrative Agent and Lenders to execute, and in consideration of and as a condition to Administrative Agent’s and Lenders’ execution of the foregoing First Amendment to Second Amended and Restated Loan Agreement and Agreement (the “Amendment and Agreement”), the undersigned hereby consent to the Amendment and Agreement, and agree that (a) the Amendment and Agreement shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under each Guaranty described in the Loan Agreement, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Documents, all of which obligations and liabilities are, and shall continue to be, in full force and effect, and (b) the Guaranty executed by each of the undersigned is ratified. This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, shall inure to the benefit of Administrative Agent and Lenders, and the respective successors and assigns of each, and shall be governed by and construed in accordance with the laws of the State of Delaware.

DDH LAND HOLDINGS, LLC

By:	/s/ John Textor
Name: John Textor
Title: CEO

DD3D, INC.

By:	/s/ John Textor
Name: John Textor
Title: CEO

/s/ JOHN C. TEXTOR
JOHN C. TEXTOR

Guarantors’ Consent and Agreement to First Amendment to
Second Amended and Restated Loan Agreement and Agreement